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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): OCTOBER 16, 2003



                                IDEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



            DELAWARE                      1-10235                36-3555336
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)



                                 (847) 498-7070
                         (Registrant's telephone number)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition."

           On October 16, 2003, IDEX Corporation issued a press release announcing financial results for the quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       IDEX CORPORATION


                                       /s/ WAYNE P. SAYATOVIC
                                       -----------------------------------
                                       Wayne P. Sayatovic
                                       Senior Vice President--Finance, and
                                       Chief Financial Officer

October 16, 2003









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                                  EXHIBIT INDEX

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
EXHIBIT
NUMBER        DESCRIPTION
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
99.1          Third quarter 2003 earnings release dated October 16, 2003
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